Acquisition of Real Estate (Tables)	12 Months Ended
Dec. 31, 2013
Real Estate [Abstract]
Schedule of properties acquired, balance sheets effect
The following table summarizes the fair value of the net assets acquired on October 29, 2013:

Assets
Real estate, net	$888,134

Cash and cash equivalents	8,729
Restricted cash	7,878
Receivables, net	4,840
Deferred charges and prepaid expenses, net	1,496
Other assets	989
Total assets	$912,066

Liabilities
Debt obligations, net	$430,465
Accounts payable, accrued expenses and other liabilities	164,045
Total liabilities	594,510

Net Assets Acquired	$317,556

Schedule of pro forma information
This unaudited pro forma information does not purport to represent what the actual results of operations would have been had the above occurred, nor do they purport to predict the results of operations for future periods.

	Year Ending December 31,
	2013	2012	2011
Revenue	$1,208,741	$1,162,498	$1,090,032
Net Loss	$(123,725)	$(163,786)	$(260,601)